THE KAUFMANN FUND, INC.

                   SUPPLEMENT TO PROSPECTUS, DATED MAY 1, 2000



         On October 20th, 2000, Edgemont Asset Management, Inc. ("Edgemont"), the investment adviser to The Kaufmann Fund, Inc. ("Kaufmann Fund"), reached a definitive agreement with Federated Investors, Inc. ("Federated") for the sale of Edgemont's advisory business to Federated. In connection with this sale, shareholders of the Kaufmann Fund will be asked to approve a reorganization of the Fund into the newly-created Federated Kaufmann Fund ("Reorganization"), which would be managed by Federated Investment Management Company, a Federated subsidiary. Hans P. Utsch and Lawrence Auriana, the sole owners of Edgemont and the current portfolio managers of the Kaufmann Fund, will enter into employment contracts under which they will continue as co-managers to be responsible for the day-to-day portfolio management of the Fund. The Federated Kaufmann Fund would have the same investment objectives and substantially the same policies as the Kaufmann Fund.

         The Kaufmann Fund's shareholders and Board of Directors must approve the Reorganization before it can take place. The Board of Directors of the Kaufmann Fund is expected to meet to consider the Reorganization in November, 2000. If the Board approves the Reorganization, Kaufmann Fund shareholders will receive a prospectus/proxy statement that describes the Reorganization and the features of the Federated Kaufmann Fund in more detail and that will seek shareholder approval of a Plan of Reorganization. If Kaufmann Fund shareholders approve the Reorganization, it is expected to be completed shortly thereafter, assuming other customary closing conditions are satisfied, sometime in the 1st quarter of 2001. The Reorganization is expected to be tax-free and Kaufmann Fund shareholders will not bear any expenses related to the Reorganization.

          After the Reorganization, existing Kaufmann Fund shareholders will be able to buy shares of the Federated Kaufmann Fund Class K Shares without sales charges, and we are taking steps to provide you with the opportunity to invest without a sales charge in a wide variety of other funds managed by Federated and its affiliates.

         Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States. It advises 185 mutual funds and separate accounts, which totaled approximately $130 billion in assets as of September 30, 2000.

          The date of this Supplement is October 20th, 2000.